SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         July 16, 2014
                        Date of Report
              (Date of Earliest Event Reported)

                 Pebble Run Acquisition Corporation
      (Name of Registrant as Specified in its Charter)

Delaware                    000-55067		  46-3609934
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                        215 Apolena Avenue
                    Newport Beach, California 92662
                 (Address of Principal Executive Offices)

                             202-387-5400
                     (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Smarter App World International Corporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              PEBBLE RUN ACQUISITION CORPORATION


Date: July 16, 2014       /s/  James Cassidy
                              President